UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549
                                    FORM 8-K
                                 CURRENT REPORT


Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report:  June 19, 1999

                     WHOLESALE AUTO RECEIVABLES CORPORATION
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             (Exact name of registrant as specified in its charter)


         Delaware                  333-10524           38-3082709
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(State or other jurisdiction of    Commission        (I.R.S. Employer
incorporation or organization)     File Number     Identification No.)


Corporate Trust Center
1209 Orange Street, Wilmington, DE                      19801
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(Address of principal executive offices)              (Zip Code)

Registrant's telephone number, including area code  302-658-7851
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Items 1-4.        Not Applicable.

Item 5.           Other Events


                  On June 15, 2000 the registrant made available to prospective investors a series term sheet setting forth a description of the collateral pool and the proposed structure. Wholesale Auto Receivables Corporation will issue the following:
                  $1,250,000,000 Floating Rate Asset Backed Term Notes, Series 2000-A ("2000-A Term Notes") and $125,000,000 Floating Rate
                  Asset Backed Certificates, Class 2000-A ("2000-A Certificates"). Upon pricing, the amount of the 2000-A Term Notes was increased from $1,000,000,000 to $1,250,000,000.
                  Only the 2000-A Term Notes are offered hereby. The series term sheet is attached hereto as Exhibit 99.


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Item 6.           Not applicable.

Item 7.           Exhibits.

Exhibit 99. The  following is filed as an Exhibit to this Report  under  Exhibit
99.

                         Series Term Sheet dated June 15, 2000, with respect to the proposed issuance of the Floating Rate Asset Backed Term Notes, Series 2000-A of Superior Wholesale Inventory Financing Trust VI.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   WHOLESALE AUTO RECEIVABLES CORPORATION
                                   ----------------------------------------
                                                  (Registrant)
                                   s/  William F. Muir
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Dated:       June 19, 2000         William F. Muir, Chairman of the Board
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                                   s/  John D. Finnegan
                                   ----------------------------------------
Dated:       June 19, 2000         John D. Finnegan, President and Director
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                                  EXHIBIT INDEX

Exhibit             Description                                         Page
-------             -----------                                         ----

99                  Series Term Sheet dated June 15, 2000